Filed pursuant to Rule 497
File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 11 dated April 20, 2016

To

Prospectus dated January 25, 2016

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated January 25, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through April 19, 2016, we received and accepted subscriptions in our offerings for approximately 98,130,600 shares of our common stock at an average price per share of $10.28, for corresponding gross proceeds of approximately $1,009,078,000, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

DISTRIBUTIONS

On April 15, 2016, our board of directors (the "Board") declared five regular weekly cash distributions of $0.014067 per share each, which will be paid in June 2016.
Each of the regular weekly cash distributions of $0.014067 per share will be paid on June 1, 2016, to shareholders of record on May 3, May 10, May 17, May 24, and May 31, 2016.
The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC (“IIG”) and Apollo Investment Management, L.P. ("AIM"), which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings. To date, if expense reimbursements from IIG were not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof.  We have not established limits on the amount of funds we may use from available sources to make distributions. Through December 31, 2014, a portion of our distributions resulted from expense reimbursements from IIG, and future distributions may result from expense reimbursements from IIG and AIM, each of which are subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG and AIM continue to make such expense reimbursements. Shareholders should also understand that our future repayments of expense reimbursements will reduce the distributions that they would otherwise receive.  There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.  IIG and AIM have no obligation to provide expense reimbursements to us in future periods.

This supplement amends the indicated section of the Prospectus as follows:
MANAGEMENT

On April 15, 2016, Gregg A. Bresner, 48, was appointed as our Senior Managing Director and Chief Investment Officer, effective as of April 18, 2016.  In addition, Mr. Bresner will serve as Senior Managing Director and Chief Investment Officer of CIM and as a member of CIM's investment committee.

Mr. Bresner has 25 years of corporate finance, investment and portfolio management experience with a focus in the leveraged finance sector. Prior to joining our company and CIM, Mr. Bresner worked at investment management and banking firms including Wasserstein Perella & Co., Bankers Trust Company, BT Alex. Brown, Deutsche Bank, Briscoe Capital Management and Plainfield Asset Management.

Previously, Mr. Bresner served as the operating Chief Financial Officer of JDS Therapeutics from 2012 to 2016. At JDS, Mr. Bresner led the company's financial, accounting, capital raising, corporate development and human resource functions and completed multiple capital raises, licensing transactions and acquisitions. In 2010, Mr. Bresner co-founded Tyto Capital, an investment firm specializing in private debt and equity investments in U.S. based middle-market companies. Tyto originated and acquired multiple private investments from 2010 to 2012, including an equity investment in JDS Therapeutics.

In 2003, Mr. Bresner co-founded Briscoe Capital Management, a registered investment manager and the portfolio manager of the Fairfield Briscoe Senior Capital Fund, a debt fund focused on non-investment grade senior secured debt assets. Mr. Bresner actively managed a diversified loan portfolio of approximately 100 issuers. While at Briscoe, Mr. Bresner successfully raised and utilized approximately $700 million of committed debt facilities with Citigroup and CIBC. In mid-2006, the Briscoe Capital team merged into Plainfield Asset Management, a multi-billion dollar special situations hedge fund platform. From 2006 to 2010, Mr. Bresner served as a Managing Director of Plainfield, where he sourced and executed direct U.S. debt and equity investments for various Plainfield investment funds.

Mr. Bresner began his investment banking career in the Mergers & Acquisitions group of Wasserstein Perella, where he advised middle-market companies and private equity sponsors on mergers and acquisitions, leveraged recapitalization and restructuring transactions. While at Bankers Trust Company and Deutsche Bank, Mr. Bresner was a senior investment banker in the Financial Sponsors Group where he focused on sourcing, structuring and executing leveraged senior debt, high yield debt and mezzanine financings for private equity sponsors.

Mr. Bresner graduated magna cum laude with a B.S. from Rensselaer Polytechnic Institute and received his M.B.A. from the Columbia University Graduate School of Business, where he was a Beta Gamma Sigma scholar. Mr. Bresner is a holder of the right to use the Chartered Financial Analyst® designation.